UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Ciena Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! CIENA CORPORATION 2024 Annual Meeting Vote by March 20, 2024 11:59 PM ET CIENA CORPORATION 7035 RIDGE ROAD HANOVER, MD 21076 V28591-P00136 You invested in CIENA CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on March 21, 2024. Get informed before you vote View the Notice and Proxy Statement, Annual Report with Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 7, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* March 21, 2024 3:00 PM EDT Virtually at: www.virtualshareholdermeeting.com/CIEN2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of four Class III Directors and one Class II Director: Nominees: 1a. Hassan M. Ahmed, Ph.D. For 1b. Bruce L. Claflin For 1c. Patrick T. Gallagher For 1d. T. Michael Nevens For 1e. Mary G. Puma For 2. Approval of the amendment to the 2017 Omnibus Incentive Plan, including to increase the number of shares available for issuance thereunder by 10.1 million shares. For 3. Approval of an amendment to Ciena’s Amended and Restated Certificate of Incorporation, as amended, to provide for officer exculpation. For 4. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2024. For 5. Advisory vote on our named executive officer compensation, as described in the proxy materials. For NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V28592-P00136